Exhibit 10.1

AMENDMENT NO. 2 TO INVESTOR RIGHTS AGREEMENT

AMENDMENT NO. 2 TO INVESTOR RIGHTS AGREEMENT (this “Amendment”), entered into as of December 28, 2023, among (i) MultiPlan Corporation, a Delaware corporation (“PubCo”), (ii) Hellman & Friedman Capital Partners VIII, L.P., a Delaware limited partnership, in its capacity as the initial Seller Representative, (iii) Hellman & Friedman Capital Partners VIII (Parallel), L.P., a Cayman Islands exempted limited partnership, in its capacity as a H&F Holder, (iv) HFCP VIII (Parallel-A), L.P., a Delaware limited partnership, in its capacity as a H&F Holder, (v) H&F Executives VIII, L.P., a Cayman Islands exempted limited partnership, in its capacity as a H&F Holder, (vi) H&F Associates VIII, L.P., a Cayman Islands exempted limited partnership, in its capacity as a H&F Holder, (vii) H&F Polaris Partners, L.P., a Delaware limited partnership, in its capacity as a H&F Holder, (viii) Churchill Sponsor III LLC, a Delaware limited liability company (the “Sponsor”), (ix) Dale White and (x) Mark Tabak.

RECITALS:

WHEREAS, PubCo, the Seller Representative, the Sponsor and certain other entities and persons are parties to an Investor Rights Agreement, dated as of July 12, 2020 (as amended, supplemented or otherwise modified from time to time, the “Investor Rights Agreement”);

WHEREAS, (i) the Sellers and their Permitted Transferees collectively Beneficially Own Common Stock representing 15% or more of the Common Stock Beneficially Owned by the Sellers immediately after the Closing, (ii) the Sponsor, the Founder Holder and their respective Permitted Transferees collectively Beneficially Own Common Stock representing 15% or more of the Common Stock Beneficially Owned by the Sponsor immediately after the Closing and (iii) the H&F Holders, the Sponsor and Dale White hold in the aggregate more than fifty percent (50%) of the Registrable Securities Beneficially Owned by the Holders; and

WHEREAS, PubCo, the Seller Representative and the Sponsor desire to amend the Investor Rights Agreement in order to permit the expansion of the Board of Directors of PubCo in order to accommodate the appointment of Dale White as executive chairman of the Board;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. Except as otherwise defined in this Amendment, each term defined in the Investor Rights Agreement is used herein as defined therein.

SECTION 2. Amendment. Effective as of the Amendment Effective Date (as defined below), Section 2.1(a) of the Investor Rights Agreement is hereby amended by deleting it in its entirety and replacing it with the following provision:

(a)  Composition of the Board. At and following March 1, 2024, each of the Sponsor, the Sellers and PIF, severally and not jointly, agrees with PubCo to take all Necessary Action to cause (x) the Board to be comprised of thirteen (13) directors (subject to the parenthetical set forth in clause (v) of this paragraph and the proviso immediately following clause (vi) of this paragraph) and (y) those individuals to be nominated in accordance with this Article II, namely (i) three (3) of whom have been nominated by the Seller Representative, initially Allen Thorpe, Hunter Philbrick and Michael Attal, and thereafter designated pursuant to Section 2.1(b) or Section 2.1(f) of this Investor Rights Agreement (each, a “Seller Director”), (ii) two (2) of whom have been nominated by the Sponsor, initially Michael Klein and Glenn August, and thereafter designated pursuant to Section 2.1(c) or Section 2.1(f) of this Investor Rights Agreement (each, a “Sponsor Director”), (iii) five (5) of whom have been nominated pursuant to Section 2.1(d) or Section 2.1(f) (each, an “Independent Director”), (iv) one of whom shall be the chief executive officer of PubCo (the “CEO Director”), (v) one (1) of whom shall be Dale White for so long as he is executive chairman or non-executive chairman of the Board or for so long as the Board shall determine, in its sole discretion, to include him in the slate of nominees to be voted upon by the stockholders of PubCo (it being agreed, for avoidance of doubt, that such director nominee under this clause (v) shall only be applicable to the extent Dale White is not then the CEO Director); and (vi) one (1) of whom shall be Mark Tabak until PubCo’s 2024 Annual Meeting of Stockholders; provided that the Board size shall be comprised of either twelve (12) or eleven (11) directors, as applicable, at the time Mr. White and/or Mr. Tabak are no longer serving as a director of the Board. At and following the Closing, each of the Sponsor, the Sellers and PIF, severally and not jointly, agrees with PubCo to take all Necessary Action to cause the foregoing directors to be divided into three classes of directors, with each class serving for staggered three year-terms, and at least one Seller Director and one Sponsor Director in each class of directors, to the extent possible.

SECTION 3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of 12:01 a.m. (New York City time) on the date (such date, the “Amendment Effective Date”) that each of PubCo, the Seller Representative, the Sponsor and Dale White has executed and delivered counterparts of this Amendment in accordance with Section 5.4(b) of the Investor Rights Agreement.

SECTION 4. Miscellaneous.

(a)            On and after the Amendment Effective Date, (i) each reference in the Investor Rights Agreement to “this Investor Rights Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Investor Rights Agreement shall mean and be a reference to the Investor Rights Agreement after giving effect to this Amendment.

(b)            Except as specifically modified or waived by this Amendment, the Investor Rights Agreement, shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of the Investor Rights Agreement, except as specifically provided herein.

(c)             This Amendment may be executed and delivered in one or more counterparts and by fax, email or other electronic transmission, each of which shall be deemed an original and all of which shall be considered one and the same agreement.

(d)            This Amendment shall be construed in accordance with and governed by the Law of the State of Delaware.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their proper and duly authorized officers as of the day and year first above written.

MULTIPLAN CORPORATION

By:	/s/ James M. Head
Name:	James M. Head
Title:	Executive Vice President

[Signature Page to Amendment No. 2 to Investor Rights Agreement]

HELLMAN & FRIEDMAN CAPITAL PARTNERS VIII, L.P.

By: HELLMAN & FRIEDMAN INVESTORS VIII, L.P.
Its: General Partner

By: H&F CORPORATE INVESTORS VIII, LTD.
Its: General Partner

By:	/s/ Allen Thorpe

Name:	Allen Thorpe
Title:	Vice President

HELLMAN & FRIEDMAN CAPITAL PARTNERS VIII (PARALLEL), L.P.

By: HELLMAN & FRIEDMAN INVESTORS VIII, L.P.
Its: General Partner

By: H&F CORPORATE INVESTORS VIII, LTD.
Its: General Partner

By:	/s/ Allen Thorpe

Name:	Allen Thorpe
Title:	Vice President

HFCP VIII (PARALLEL-A), L.P.

By: HELLMAN & FRIEDMAN INVESTORS VIII, L.P.
Its: General Partner

By: H&F CORPORATE INVESTORS VIII, LTD.
Its: General Partner

By:	/s/ Allen Thorpe

Name:	Allen Thorpe
Title:	Vice President

[Signature Page to Amendment No. 2 to Investor Rights Agreement]

H&F EXECUTIVES VIII, L.P.

By: HELLMAN & FRIEDMAN INVESTORS VIII, L.P.
Its: General Partner

By: H&F CORPORATE INVESTORS VIII, LTD.
Its: General Partner

By:	/s/ Allen Thorpe

Name:	Allen Thorpe
Title:	Vice President

H&F ASSOCIATES VIII, L.P.

By: HELLMAN & FRIEDMAN INVESTORS VIII, L.P.
Its: General Partner

By: H&F CORPORATE INVESTORS VIII, LTD.
Its: General Partner

By:	/s/ Allen Thorpe

Name:	Allen Thorpe
Title:	Vice President

H&F POLARIS PARTNERS, L.P.

By: H & F POLARIS PARTNERS GP, LLC
Its: General Partner

By: HELLMAN & FRIEDMAN CAPITAL PARTNERS VIII, L.P.
Its: Managing Member

By: HELLMAN & FRIEDMAN INVESTORS VIII, L.P.
Its: General Partner

By: H&F CORPORATE INVESTORS VIII, L.P.
Its: General Partner

By:	/s/ Allen Thorpe

Name:	Allen Thorpe
Title:	Vice President

[Signature Page to Amendment No. 2 to Investor Rights Agreement]

CHURCHILL SPONSOR III LLC

By:	/s/ Jay Taragin

Name:	Jay Taragin
Title:	Authorized Person

[Signature Page to Amendment No. 2 to Investor Rights Agreement]

/s/ Dale White
Dale White

[Signature Page to Amendment No. 2 to Investor Rights Agreement]

/s/ Mark Tabak
Mark Tabak

[Signature Page to Amendment No. 2 to Investor Rights Agreement]